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                                                                   EXHIBIT 99.12







                          NEIGHBORHOOD INNS OF CHICAGO

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1997







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                          Independent Auditors' Report



To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of Neighborhood Inns of Chicago for the Year ended December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Neighborhood Inns of Chicago for the Year ended December 31, 1997, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
December 11, 1998




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                          NEIGHBORHOOD INNS OF CHICAGO
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                          Year ended December 31, 1997



REVENUES
         Room rental revenues                               $3,480,711
         Other revenues                                        104,042
                                                            ----------

                  Total revenues                             3,584,753



DIRECT OPERATING EXPENSES
         Salaries and benefits                               1,049,907
         Repairs and maintenance                               282,503
         Utilities                                             177,919
         Property taxes                                        147,709
         Insurance                                              22,173
                                                            ----------

                  Total direct operating expenses            1,680,211
                                                            ----------


REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES             $1,904,542
                                                            ==========












         The accompanying notes are an integral part of this statement.
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                          NEIGHBORHOOD INNS OF CHICAGO
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1997



NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         Neighborhood Inns of Chicago is a group of three hotels located in Chicago, Illinois. During 1997, the hotels were owned by The Wilmont Hotel Limited Partnership. The three hotels, Park Brompton Inn, City Suites Hotel and Surf Hotel, have 52 rooms, 45 rooms and 55 rooms, respectively.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  OTHER REVENUES

         Other revenues consists of the following:


          Phone Revenues                     $   82,446
          Other Revenues                         21,596
                                             ----------

                                             $  104,042
                                             ==========



NOTE 4:  SUBSEQUENT EVENT

         The property was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, on December 2, 1998.